Filed Pursuant to Rule 497

File No. 333-265695

Rule 482ad

STELLUS CAPITAL INVESTMENT CORPORATION

PRICES OFFERING OF $75 MILLION OF 7.25% NOTES DUE 2030

HOUSTON — March 25, 2025 — Stellus Capital Investment Corporation (NYSE: SCM) (“Stellus” or “the Company”) today announced that it priced a public offering of $75 million aggregate principal amount of 7.25% notes due 2030 (the “Notes”) on March 25, 2025. The Notes will mature on April 1, 2030, and may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 7.25% per year payable semi-annually on April 1 and October 1 of each year, beginning October 1, 2025.

Raymond James & Associates, Inc. is acting as the lead book-running manager for this offering and Goldman Sachs & Co. LLC and Keefe, Bruyette & Woods, Inc. are acting as passive book-runners for this offering.

The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about April 1, 2025.

The Company intends to use the net proceeds from this offering to repay a portion of the amount outstanding under its credit facility. However, the Company may re-borrow under its credit facility and use such borrowings to invest in lower middle-market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of March 24, 2025, the Company had $236.4 million in outstanding indebtedness under its credit facility.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 25, 2025 and the accompanying prospectus dated August 22, 2022, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-265695) relating to the Notes was filed and has been declared effective by the SEC.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863.

About Stellus Capital Investment Corporation

The Company is an externally-managed, closed-end, non-diversified investment management company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation by investing primarily in private lower middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien (including unitranche), second lien, and unsecured debt financing, often with a corresponding equity investment. The Company’s investment activities are managed by its investment adviser, Stellus Capital Management.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the SEC including the final prospectus that will be filed with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stellus Capital Investment Corporation

W. Todd Huskinson, (713) 292-5414

Chief Financial Officer

thuskinson@stelluscapital.com